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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 15, 1998

                          FPA Medical Management, Inc.
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-24276                  33-0604264
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                           3636 Nobel Drive, Suite 200
                           San Diego, California 92122
                    (Address of Principal Executive Offices)

                                 (619) 453-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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   Item 5.     Other Events.

   FPA Medical Management, Inc. ("FPA" or the "Company") has not yet made the June 15, 1998 semi-annual payment of interest on its 6 1/2% Convertible Subordinated Debentures due 2001 (the "Debentures"). Should the Company not make such payment for a period of 30 days after such payment has become due and payable, such failure to pay would constitute an Event of Default under the Indenture dated as of December 18, 1996 between the Company and First Union National Bank, as Trustee. If an Event of Default occurs and is continuing, then the Trustee or the holders of not less than 25% in principal amount of the outstanding securities under the Indenture may declare the principal of all the securities to be due and payable immediately, including premium, if any, and accrued and unpaid interest, if any. The Company has $80,650,000 principal amount of outstanding Debentures. The amount of interest due as of June 15, 1998 was $2,621,125.

   There can be no assurance that the Company will make the payment during the grace period, that if an Event of Default were to occur on or after July 15, 1998 that the payments due under the Indenture would not be accelerated or that the Company would be able to refinance the outstanding obligations under the Indenture.

   Statements in this document that are not historical facts are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Company cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to the Company are necessarily estimates reflecting the best judgment of the Company's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The Company disclaims any intent or obligation to update "forward looking statements."

   Item 7.     Financial Statements and Exhibits

        None.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      FPA MEDICAL MANAGEMENT, INC.

                                      /s/ STEPHEN J. DRESNICK
                                      -------------------------------------
                                      By: Stephen J. Dresnick, M.D., FACEP
                                      Its:President and Chief Executive Officer

Dated:  June 16, 1998



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